UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2017

AMAG PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter St.
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2017, AMAG Pharmaceuticals, Inc. (the “Company”), in connection with its annual compensation review and upon the advice of its outside compensation consultant, and William K. Heiden, the Company’s President and Chief Executive Officer, entered into an amendment of Mr. Heiden's employment agreement (the “Amendment”) in order to make the excise tax-related provision of Mr. Heiden's employment agreement consistent with the Company's other existing executive employment agreements. The amended provision provides that any payments and benefits due to Mr. Heiden in connection with a change of control that would otherwise be subject to an excise tax under Section 4999 of the Internal Revenue Code shall be reduced, but only if such reduction would result in Mr. Heiden retaining a larger portion of such payments on an after-tax basis than if no reduction was made and the excise taxes had been paid (a so-called modified cutback provision). The outline of the Amendment terms described herein does not purport to be a complete description of the Amendment and is qualified in its entirety by the copy of the Amendment filed as Exhibit 10.1 to this report and incorporated by reference hereto. The other terms of Mr. Heiden’s employment agreement are described in the Company’s definitive proxy statement, beginning on page 50, filed with the U.S. Securities and Exchange Commission on April 20, 2017 and the employment agreement is filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, which description and exhibit are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files the following exhibits:

Exhibit Number	Description
10.1	Amendment to Amended and Restated Employment Agreement dated as of November 29, 2017 between the Company and William K. Heiden.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.
By:	/s/ Joseph D. Vittiglio
Joseph D. Vittiglio General Counsel, Quality & Corporate Secretary, EVP

Date: November 30, 2017

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Amended and Restated Employment Agreement dated as of November 29, 2017 between the Company and William K. Heiden.

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